Q1 2026 INVESTOR PRESENTATION Exhibit 99

2 SAFE HARBOR STATEMENT AND DISCLOSURE The statements contained in this presentation that are not historical facts are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any and all statements regarding the Company’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. These forward-looking statements are made subject to certain risks and uncertainties, which could cause actual results to differ materially from those presented. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date such data was posted in the presentation. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof. Among the factors that could cause plans, actions and results to differ materially from current expectations are, without limitation: (1) delays in delivery and other supply chain disruptions, or increases in costs as a result of inflation or otherwise, including materials, critical components and transportation costs and shortages, the effects of tariffs on raw materials or sourced products, and labor, or changes in or unavailability of quality suppliers or transporters, including the impacts of the foregoing risks on the Company's liquidity, (2) impacts resulting from increased trade barriers and restrictions on international trade, including as a result of previously announced, and potentially new, changes to U.S. trade policy and tariffs as well as retaliatory or other tariffs imposed by other countries where the Company does business, (3) the Company's ability to recover previously paid IEEPA tariffs, (4) delays in manufacturing and delivery schedules, (5) reduction in demand for lift trucks, attachments and related parts and service on a global basis, including any cyclical reduction in demand in the lift truck industry, (6) customer acceptance of pricing, (7) customer acceptance of, changes in the costs of, or delays in the development of new products, (8) the ability of Hyster-Yale and its dealers, suppliers and end-users to access credit, or obtain financing at reasonable rates, or at all, as a result of interest rate volatility and current economic and market conditions, including inflation, (9) unfavorable effects of geopolitical and legislative developments on global operations, including without limitation the entry into new trade agreements and the imposition of tariffs and/or economic sanctions, including the Uyghur Forced Labor Prevention Act (the “UFLPA”) which could impact Hyster-Yale's imports from China, as well as armed conflicts, including the Iran conflict, the Russia/Ukraine conflict, the Israel and Gaza conflict and/or the conflict in the Red Sea, and their regional effects, (10) exchange rate fluctuations, interest rate volatility and monetary policies and other changes in the regulatory climate in the countries in which the Company operates and/or sells products, (11) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives and restructuring programs, (12) the successful commercialization of products and technology related to the energy solutions program, (13) political and economic uncertainties in the countries where the Company does business, as well as the effects of any withdrawals from such countries, (14) bankruptcy of or loss of major dealers, retail customers or suppliers, (15) introduction of new products by, more favorable product pricing offered by or shorter lead times available through competitors, (16) product liability or other litigation, warranty claims or returns of products, (17) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation, (18) the ability to attract, retain, and replace workforce and administrative employees, (19) disruptions resulting from natural disasters, public health crises, political crises or other catastrophic events, and (20) the ability to protect the Company’s information technology infrastructure against service interruptions, data corruption, cyber-based attacks or network breaches. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation. Past performance may not be representative of future results. Forward-looking information noted in the following slides is effective as of May 6, 2026. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities.

Q1 2026 QUARTERLY OVERVIEW

4 HY CONSOLIDATED ($M) Q1 2026 Q1 2025 VARIANCE Revenues $795 $910 ($115) Operating Profit (Loss) ($28) $21 ($49) Net Income (Loss) ($31) $9 ($40) Adjusted Operating Profit (Loss)(1) ($26) $22 ($48) Adjusted Net Income (Loss)(1) ($29) $9 ($38) Adjusted EBITDA(1) ($13) $35 ($48) Q1 2026 FINANCIAL PERFORMANCE Earnings pressured by shift of mix to lighter-duty, lower priced trucks and tariffs _____________________ (1) Adjusted Operating Profit (Loss). Adjusted Net Income (Loss) and Adjusted EBITDA are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 34. • Revenue: $795M, 13% lower y/y ‒ Customer shift towards lighter-duty, lower priced configurations ‒ Reduced shipment of higher-priced core counterbalanced trucks ‒ Pricing actions and FX partially offset revenue decline • Adjusted Operating Loss: $26M ‒ Approximately ~$30M in gross tariff costs ‒ Margin impacted from shift to lighter-duty, lower margin trucks ‒ Partial offsets from: ‒ Americas pricing actions ‒ Higher capitalized material costs ‒ Lower employee-related costs from 2025 restructuring

5 KEY TAKEAWAYS – Q1 2026 Seasonally higher Q1 cash usage; inventory efficiency improving FINANCIAL OUTLOOK 2026 expected to show sequential improvement First half losses expected; second-half expected to be profitable driven by bookings, backlog, and cost actions Company expects modest full-year operating profit *Bps: Basis points _____________________ (1) Adjusted Operating (Loss) and Net Debt are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 34. FINANCIAL RESULTS $795M REVENUE -13% vs. prior year $26.4M ADJUSTED OPERATING LOSS(1) Shift towards lighter-duty, lower priced trucks and ~$30M of gross tariff costs LIQUIDITY $706M WORKING CAPITAL Inventory down $126M YoY (excluding FX and tariffs) $33M CASH USED FOR OPERATIONS Cash usage in line with typical Q1 seasonal pattern $424M NET DEBT(1) Increased $17M vs. Q1 ‘25 BOOKINGS IMPROVEMENT $580M UNIT BOOKINGS VOLUME 7% vs. Q4 ‘25 $1.4B UNIT VALUE BACKLOG Sequential increase; remains below optimal level

6 QUARTERLY LIQUIDITY, CASH & BALANCE SHEET Q1 2026 OVERVIEW • $82M of Cash on hand • Working Capital improved $99M y/y ‒ Inventory improved by $126M ‒ A/R improved due to lower sales ‒ Payables declined with reduced purchasing volume • Dividends paid: ‒ Q1 2026: $6.4M ‒ Q1 2025: $6.2M Continue to adhere to long-term capital allocation priorities: • Reduce debt • Reinvest cash for profitable growth • Shareholder return Q1 2026 DEBT COMPOSITION $99 $214 $111 $54 $21 $6 ABL Term Loan Working Capital Facilities Wholesale Financing Leases Other $505 ($M) Unused Borrowing Capacity of $247M 1 4 7 10 13 16 19 100 200 300 400 500 Q1'23 Q3'23 Q1'24 Q3'24 Q1'25 Q3'25 Q1'26 N e t D eb t / A d ju sted EB ITD A N e t D eb t Net Debt Net Debt / Adjusted EBITDA NET DEBT / ADJUSTED EBITDA(1) Leverage elevated due to lower earnings and tariff impacts ($M) _____________________ (1) Net Debt and the ratio of Net Debt to Adjusted EBITDA are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 34.

7 MARKET CONDITIONS & DEMAND OUTLOOK TARIFFS & COSTS FULL YEAR REVIEW • Q1 2026 bookings strengthened • Stabilization after Q3 2025 cyclical low • Americas stable; EMEA improved sequentially • Booking demand expected to improve gradually through the year as expected replacement demand returns • Backlog remains below target levels • Tariffs, including additional Section 232 duties, remain a material 2026 headwind • Customers continues to defer purchasing influenced by macroeconomic drivers • Mitigation actions (pricing, sourcing, product-cost reductions) expected to partially offset impacts • Tariff costs expected to increase in Q2 before mitigation benefits strengthen • Second-half improvement expected driven by bookings, backlog recovery, and cost actions • Modest full-year operating profit expected • Operating cash flow moderately expected to be below 2025 2026 OUTLOOK: KEY DRIVERS Improved YoY operating profit driven by expected strong revenue growth in second-half

COMPANY OVERVIEW & STRATEGY

9 VISION Transforming the way the world moves materials from Port to Home LIFT TRUCK BUSINESS ATTACHMENT BUSINESS Transformation focused on reducing the impact of material movement on people, the environment and the economy driven by the imagination and creativity of our team.

10 MISSION VALUES: ICARE Integrity • Commitment • Accountability • Respect • Excellence • Understand customers’ applications and needs for equipment/power options • Provide optimal solutions • Enhance customer productivity at lowest cost of ownership OPTIMAL SOLUTIONS • Never let customers down • Engagement and solutions through lifecycle • Increase value in solutions offerings CUSTOMER CARE We make our customers two promises: Providing optimal solutions & excellent customer care

11 THE LIFT TRUCK INDUSTRY POWERS THE GLOBAL FLOW OF GOODS . . . The more the economy grows The more people spend The more the lift truck market grows

12 LIFT TRUCKS ARE INTEGRAL TO OUR LIVES Products are handled numerous times by a forklift before they reach the end customer

13 GLOBAL LIFT TRUCK INDUSTRY Market linked to worldwide movement of all goods Industry Units by Class 18% Class 1 Electric 6% Class 2 Electric 55% Class 3 Electric 1% Class 4 ICE Class 5 ICE 20% 1,182 1,395 1,538 1,507 1,638 2,341 2,183 2,088 2,159 2,379 2,396 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Est. FY26 CAGR (2016 – 2025) = 8% Global Lift Truck Industry Size* including China Significantly above trend ’21-’22(units in thousands) Americas EMEA Asia-Pacific China _____________________ Trend line including China represents 7% 11-year CAGR Average Industry Size. _____________________ Source: WITS* Represents annual order intake through 9/30/25 **Estimate: FY25 based on WITS information through 9/30/25 and company estimates. WITS Industry Data reported one quarter in arrears. Estimate**

100+ YEARS OF EXCELLENCE & INNOVATION

Full range of solutions designed to increase customer value & productivity

1-3.5T & 4-9T CB	WAREHOUSE TRUCKS		1-3.5T & 4-9T COUNTERBALANCED		BIG TRUCKS (8-48T)
					
CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5	CLASS 1 | CLASS 5

Class 1	Electric
Class 2	Electric
Class 3	Electric
Class 4	ICE
Class 5	ICE

T – Ton (truck capacity)
CB – Counterbalanced
ICE – Internal Combustion Engine

Note: Lift truck capacities range from ~2,500 to 105,000 lbs.

TECHNOLOGY SOLUTIONS



Automation • Operator Assist • Telematics

ENERGY SOLUTIONS



Electric • ICE • Hydrogen Power

ATTACHMENT SOLUTIONS



Masts • Clamps • Rotators • Multi Pallet Handlers • Forks

SUPPORTED BY SERVICE AND PARTS SOLUTIONS

14

HYSTER-YALE

COUNTERBALANCED AT THE CORE & TRANSFORMING FOR WHAT'S NEXT

Full range of products with expansion of complementary growth-engine accelerators

CORE BUSINESS

- 1-3.5T Counterbalanced Lift Trucks
- 4-9T Counterbalanced Lift Trucks
- Big Trucks (8-48T)

T – Ton (truck capacity)



GROWTH ACCELERATORS

High Potential Products:

- Warehouse Solutions
- Technology Solutions
- Energy Solutions
- Attachment Solutions

Optimized Support Services:

- Service Solutions
- Parts Solutions



15

HYSTER-YALE

16 PRODUCT EVOLUTION OPERATIONAL & COST STRUCTURE END-TO-END DIGITAL ENABLEMENT COMMERCIAL & GO-TO MARKET ENHANCEMENTS • Modular, scalable products • Energy Solutions • Electrification • Advanced batteries • On/off grid chargers • Technology Solutions • Automation • Operator Assist • Telemetry • Manufacturing footprint optimization • Organizational alignment • Operational improvements • Demand driven production • Capital efficiency • Automation • Supplier centralization and just-in-time delivery • Single, integrated IT platform connecting • Product development • Manufacturing • Service • Faster innovation cycles, better lifecycle management and improved decision- making • Expanding large- account coverage and dealer excellence • Integrated direct sales, parts, service, attachments and rental activities • Stronger solutions selling to drive higher- margin, recurring revenue A COMPREHENSIVE TRANSFORMATION UNDERWAY Actions will translate into operational improvements and tangible value creation A broad, disciplined transformation that enhances competitiveness, lowers break-even and supports sustainable value creation across cycles.

17 MODULAR/SCALABLE PLATFORMS KEY TO GROWTH BENEFITS • Reduce Costs, Lower Working Capital, Increase Margins • Similar production components and processes globally • Enable manufacturing footprint optimization • Localized suppliers • Just-in-time managed inventory • Right Application, Right Truck, Right Price • Scale trucks up or down to meet customer needs • Market prices with attractive margins for HY Modular, scalable design to provide optimal solutions Transforming products to unlock efficiency & profitable growth 2025 2026 ESTIMATED 2 TO 3.5-TON Americas EMEA JAPIC 20% 15% Modular, Scalable, Truck Shipments Accelerating Only Lift Truck Manufacturer with Modular & Scalable Design

GEOGRAPHIC OPERATING SEGMENTS The Company’s primary operating structure ■ Three Lift Truck geographic focused reporting segments and Bolzoni Group ■ Regional market accountability and execution ■ Established foundation driving business performance ■ Accountability across value-chain within each segment ■ Focus on each reporting segment’s priorities PRODUCT LINE TEAMS New business model The mechanism by which transformation is executed Nine product lines with end-to-end oversight: ▸ Core Counterbalanced Lift Trucks (1-3.5T, 4-9T, Big Trucks) ▸ Warehouse Trucks ▸ Technology Solutions | Energy Solutions ▸ Attachment Solutions | Parts Solutions | Service Solutions ■ Integrate development, engineering, production, marketing & sales ■ Full-value chain connectivity for faster innovation Product line teams operate within geographic segments — enabling tailored solutions, faster innovation, and lifecycle management 18 GEOGRAPHIC SEGMENTS ARE THE OPERATING FOUNDATION | PRODUCT LINE TEAMS ARE THE NEW MODEL DRIVING TRANSFORMATION INTEGRATED PRODUCT LINE EXECUTION Operating through geographic segments | Transforming through product line teams

DRIVING STRATEGIC GROWTH BEYOND THE CORE

Product lines focused on portfolio efficiency & expanding margin potential

CORE BUSINESS

Foundational to Success



1-3.5T Counterbalance Lift Trucks Focus*:
Grow modular, scalable offering and fulfill lighter-duty customer needs.

4-9T Counterbalance Lift Trucks Focus*:
Grow modular, scalable offering, fulfill lighter-duty customer needs, and expand electrification efforts.

Big Trucks (8-48T) Focus:
Grow modular, scalable offering, fulfill lighter-duty customer needs, and expand high-capacity electrification efforts.

*T – Ton (the truck segment capacity range)

GROWTH ACCELERATORS

High-Potential Products



Warehouse Trucks Focus:
Strengthen warehouse product portfolio and commercial expertise.

Technology Solutions Focus:
Expand productivity and safety-enhancing automation, operator assist, and telemetry solutions.

Energy Solutions Focus:
Become single-source lift truck battery and charger supplier to customers; increase acceptance of mobile, on- and off-grid charging solution.

Attachment Solutions Focus:
Enhance range of attachments for specialized loads; intensify North American penetration in key industries.

Optimized Support Services



Service Solutions Focus:
Strengthen HYCare post-purchase customer experience and fleet efficiency programs.

Parts Solutions Focus:
Increase selection of high-margin parts, and parts for lighter-duty trucks.

19

1-3.5T CORE COUNTERBALANCED LIFT TRUCKS

Scaling core volumes with disciplined price/mix and structurally lower cost to expand margins & cash generation

MARGIN SHARE EXPANSION

- Lower product cost through localized sourcing and flexible manufacturing to improve margins and price competitiveness.
- **Unit growth with margin integrity across all regions.**

CORE MARKET SHARE IMPROVEMENT

- Modular and scalable growth enables participating in a larger portion of the market
- **Improve mix and products for increased growth while scaling profitability.**

LEVERAGE ELECTRIFICATION

- Launch new electric platforms and lithium-ion solutions to broaden applications and support long-term electrification demand.
- **Capture replacement demand and structural industry shifts**.

OPTIMIZE COST, MANUFACTURING & AFTERMARKET

- Increase manufacturing flexibility and global sourcing to support volume growth without margin dilution.
- Strengthen delivered quality to support lifecycle value.
- **Expand margins and improve cash-generating resilience.**

CORE BUSINESS

20

21 4-9T CORE COUNTERBALANCED LIFT TRUCKS Expanding Market Reach • Bringing new standard truck variants to the marketplace to increase market share Defend Existing Customers • Pricing discipline and targeted sales initiatives in core applications Strengthen Commercial Execution • Disciplined pricing and improved sales participation Optimize Manufacturing Platforms by 2028 • Scalable, modular execution for better cost and availability over the long-term Protecting the core while expanding demand & generating durable cash CORE BUSINESS

22 BIG TRUCKS Cost-efficient global scale • Global production of more scalable models • Common platforms driving lower cost, faster delivery, and stronger ROTCE* Selective share gains in high-return markets • Focused coverage in regions with attractive pricing and margins Zero-emission product mix uplift • Hyster 10–18T electric lineup delivering high-capacity lithium performance • Shared components with diesel models to streamline manufacturing Global accounts scale benefits • Global coordination driving volume, retention, and lifetime value Predictable & durable cash from replacement demand, with targeted levers to expand margins CORE BUSINESS *Return on Total Capital Employed

23 WAREHOUSE TRUCKS Yale Lift Truck Technologies • Tech-enabled lift truck solutions for today’s warehouses Product Portfolio • Modular, scalable product investments augmented with productivity and safety-enhancing technologies Leader in Independent Distribution • Comprehensive sales and support model to win complex warehouse applications Building a strengthened warehouse business with high-growth & high-returns GROWTH ACCELERATOR

24 SAFETY & OPERATOR ASSIST ANALYTICS & TELEMETRY AUTOMATION APPLICATIONS SOFTWARE-LED SALES Improving equipment mix and differentiation through cameras, alerts, and operator assist technologies. Expanding fleet visibility and insights to support safety, utilization, and automation readiness. Scaling targeted automated solutions in repetitive, labor constrained workflows. Monetizing the installed base through subscriptions, licensing, and remote services. TECHNOLOGY SOLUTIONS Automation, safety, & software working together to drive profitable, recurring growth STRATEGIC ROLE • Extends value capture beyond core equipment into safety, automation, and software-enabled services • Increases customer stickiness and lifetime value while supporting disciplined growth GROWTH ACCELERATOR

ENERGY SOLUTIONS

Integrated OEM lithium-ion solutions driving a competitive edge for future growth

COUNTERBALANCED TRUCK BATTERIES & CHARGERS

- Lithium-ion batteries and chargers for Class I electric and internal combustion engine conversion lift trucks.
- HY is single-source for truck, battery, and charger.

WAREHOUSE TRUCK BATTERIES & CHARGERS

- Lithium-ion batteries and chargers for key warehouse lift trucks.
- HY is single-source for truck, battery, and charger.

MOBILE CHARGING

- Zero-emission, hydrogen-powered charging solution for on- and off-grid applications.
- Bridges infrastructure gap to accelerate electric truck adoption.

FOCUSED GROWTH LEVERS ACROSS PRODUCT, SERVICES AND LIFECYCLE VALUE

- Incremental revenue and margin beyond the initial truck sale
- Customer-focused value ecosystem for dealers and HY



Currently Available



Available 2027

GROWTH ACCELERATOR

25

HYSTER-YALE

26 PARTS SOLUTIONS Grow footprint to increase outreach, boost uptime, and customer loyalty GROWTH ACCELERATOR Transition to New Parts Distribution Center in Avon, IN • Consolidates shipping, streamlines operations, and reduces supply chain complexity while serving as a showcase for aftermarket parts and services Launch Scalable Aftermarket Parts Portfolio • Targets pre-owned assets with cost-effective alternatives to OE parts via scaled supply chain and remanufacturing. Deploy B2C-Level E-Commerce Capabilities • Enables fast, competitive part sourcing for lift truck owners and service providers.

27 SERVICE SOLUTIONS Integrated service and immediate value customers can depend on NEAR-TERM EXECUTION Standardize service sales process to improve attach and close rates Automated pricing tools to improve consistency, margins, and satisfaction Global rollout of proven services, tailored to regional demand HYCARE FOUNDATION Supports HY mission to never let customers down MID-TERM GROWTH Energy systems services as lithium-ion adoption scales Selective expansion of service offerings based on dealer and third-party benchmarks OBJECTIVE Higher service penetration improves customer stickiness, lifetime value, and returns on the installed base, supporting disciplined growth over the cycle GROWTH ACCELERATOR

28 BOLZONI ATTACHMENTS Drive Growth with New Customers • Expand demos to increase awareness, adoption, and participation across key markets. Strengthen Core Products • Redesign of products for key markets to retain and grow business. Innovate with Smart Attachments • Add cameras and sensors to improving productivity, safety, and operator ergonomics. Expand Value Segment Offering • Grow the Silverline with competitive models to increase penetration with Chinese OEM and dealers. Enhance Integrated Fleet Value • Increase attachment-truck integration to maximize fleet efficiency. Focused growth through deeper customer engagement, product refresh, and differentiated technology GROWTH ACCELERATOR

LONG-TERM FINANCIAL OBJECTIVES

30 REVENUE GROWTH • Global market expansion • Solution and asset- based selling • Technology as a service • Electrification WORKING CAPITAL 15% Sales • Supply chain and operations optimization • Advanced information systems • Inventory efficiency focus ROTCE >20% • Increased and consistent operating profits • Accretive capital allocation • Efficient capital base STRATEGY EXECUTION ACCELERATING PROGRESS Progress toward targets key to long-term HY results + + = 7% Sales • Modular scalable vehicles • Pricing agility • Technology solutions • Fixed cost optimization OPERATING PROFIT MARGINS Core: GDP Growth: GDP++

31 Efficient Fixed Cost Utilization Effective Working Capital Management Capital Productivity Reduce Leverage Fuel Growth & Efficiency Acquire Capabilities Routine Debt Service Maintenance CapEx ~ equal to depreciation Research and Development product line evolution Reliable Dividends reflect business confidence Strong Operating Cash Flow Excess Free Cash Flow Consistent use of cash Focus on balance sheet strength and flexibility ROTCE Goal: >20% Additional Shareholder Return ACCRETIVE CAPITAL ALLOCATION FRAMEWORK Generating consistent cash flows and making disciplined investments

32 OUR PATH TO LONG-TERM VALUE CREATION Transformation of business for sustainable financial improvement Adjusted Operating Profit (Loss) & Margin(1) ($36.6M) / (1.0%) Revenue $3.7B Cash from Operations $90M Q1 2026 LTM Operating Profit & Margin >$350M / 7% Revenue >$5B Cash from Operations >$300M ACHIEVING LONG-TERM FINANCIAL OBJECTIVES ROTCE >20% Revenue Growth GDP++ Operating Profit 7% Sales Working Capital 15% Sales Product line growth → less cyclicality + + + = _____________________ (1) Adjusted Operating Profit and Adjusted Net Income (Loss) are supplemental measures and should not be considered in isolation or as a substitute for GAAP measures. See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 34.

33 A SOLID LONG-TERM INVESTMENT OPTION Our investment thesis in three pillars Lower cyclicality, higher margin & growth → stronger operating profit STABILITY GROWTH LONG-TERM VALUE More rapid growth and expansion to correlated potential markets to solve customers needs Service differentiators drive expanded growth with supplemental growth Market and industry stability Lift truck industry tied to the movement of goods & GDP Strength in Core Counterbalanced Business Reduce cyclicality with business changes Strong operating performance and operating cash generation

APPENDIX

35 RECONCILIATIONS Working capital percentage of sales, Return on total capital employed, Adjusted EBITDA, Adjusted operating profit (loss), Adjusted net income (loss), Net Debt and the ratio of Net Debt to Adjusted EBITDA are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following: • Adjusted operating profit (loss) is defined as operating profit (loss) plus restructuring and impairment charges. • Adjusted net Income (loss) is defined as net income (loss) plus restructuring and impairment charges. • Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before income taxes and noncontrolling interest plus net interest expense, depreciation and amortization expense and restructuring and impairment charges. The Company defines Adjusted EBITDA for the segments as operating profit (loss) plus, other income (expense), depreciation and amortization expense and restructuring and impairment charges. • Working capital percentage of sales is defined as net working capital divided by annualized revenues for the quarter and the annual revenue at year end. Net working capital is defined as accounts receivable, net, plus inventories, net, less accounts payable. • Return on total capital employed (“ROTCE”) is defined as net income (loss), as reported, plus interest expense, restructuring and impairment charges, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. • Net Debt is defined as debt less cash. Reconciliations to the most directly comparable U.S. GAAP measures are included in the following pages.

36 RECONCILIATIONS Q1 2026 Q1 2025 Operating profit (loss) (28.0) 21.3 Restructuring and impairment charges 1.6 0.2 Adjusted operating profit ($26.4) $21.5 Net income (loss) (30.5) 8.6 Restructuring and impairment charges 1.6 0.2 Income tax expense adjustment(2) (0.4) (0.1) Adjusted net income (loss) (29.3) 8.7 *Q1 2026 LTM: Last Twelve Months as of 3/31/26. _____________________ (1) Tax adjustment at statutory rate of 26%. ($M) ($M) Year Ended December 31 Qtr. Qtr. Consolidated 2022 2023 2024 2025 Q1 2026 LTM* 3/31/2026 3/31/2025 Reconciliation of Adjusted EBITDA Net income (loss) attributable to stockholders ($74.1) $125.9 $142.3 ($60.1) ($99.2) ($30.5) $8.6 Noncontrolling interest income (loss) and dividends 2.5 2.2 1.9 2.1 2.2 0.2 0.1 Income tax expense 9.2 52.9 74.8 15.1 5.2 (1.8) 8.1 Interest expense 28.4 37.3 33.8 31.2 30.7 7.2 7.7 Interest income (1.1) (2.6) (2.8) (2.7) (2.6) (0.6) (0.7) Depreciation and amortization expense 43.4 45.1 47.6 45.8 46.1 11.3 11 Restructuring and impairment charges(1) — — 22.6 38.4 39.8 1.6 0.2 Adjusted EBITDA $8.3 $260.8 $320.2 $69.8 $22.2 ($12.6) $35.0

37 WORKING CAPITAL PERCENTAGE OF SALES CALCULATION 2022 2023 2024 2025 Q1 2026 LTM* Accounts receivable $523.6 $497.5 $488.4 $489.6 $471.2 Inventory 799.5 815.7 754.3 634.3 643.8 Accounts payable (607.4) (530.2) (455.5) (401.2) (408.9) Net Working Capital(1) $715.7 $783.0 $787.2 $722.7 $706.1 Consolidated Revenue** $3,548.3 $4,118.3 $4,308.2 $3,769.3 $3,180.8 Net Working Capital as % of Revenue 20% 19% 18% 19% 22% *Q1 2026 LTM: Last Twelve Months as of 3/31/26; Q1 2025 LTM: Last Twelve Months as of 3/31/25. **Revenue for Q1 2026 is annualized _____________________ (1) Net working capital is equal to accounts receivable, net, plus inventories, net, less accounts payable Consolidated ($M) 2022 2023 2024 2025 Q1 2026 LTM* Q1 2025 LTM* Reconciliation of Adjusted EBITDA Debt $552.9 $494.0 $440.7 $494.3 $505.3 $484.0 Cash 59.0 78.8 96.6 123.2 81.8 77.2 Net Debt $493.9 $415.2 $344.1 $371.1 $423.5 $406.8 LTM Net Income (Loss) ($74.1) $125.9 $142.3 ($60.1) ($99.2) $99.4 LTM Adjusted EBITDA $8.3 $260.8 $320.2 $69.8 $22.2 $258.8 Debt/Net Income (Loss) (7.5) 3.9 3.1 (8.2) (5.1) 4.9 Net Debt/Adjusted EBITDA 59.5 1.6 1.1 5.3 19.1 1.6 RECONCILIATION OF NET DEBT TO ADJUSTED EBITDA

RECONCILIATION OF ROTCE

($M)	2022[1]	2023[1]	2024[1]	2025[1]	Q1 2026 LTM[1]
Average Stockholders' Equity	$241.9	$288.9	$454.4	$507.6	$498.6
Average Debt	$535.2	$532.2	$476.0	$472.0	$484.9
Average Cash	($66.8)	($69.3)	($75.9)	($87.0)	($84.0)
Average capital employed	**710.3**	**751.8**	**854.5**	**892.6**	**899.5**
Net Income (Loss)	(74.1)	125.9	142.3	(60.1)	(99.2)
Plus: Interest Expense, net	27.3	34.7	31	28.5	28.1
Plus: Restructuring and impairment charges	—	—	22.6	38.4	39.8
Less: Income taxes on restructuring and impairment charges, net	—	—	(5.9)	(10.0)	(10.4)
Less: Income taxes on interest expense, net[2]	(6.8)	(8.7)	(8.1)	(7.4)	(7.2)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**($53.6)**	**$151.9**	**$181.9**	**($10.6)**	**($48.9)**
Actual return on total capital employed percentage[3]	(7.5%)	20.2%	21.3%	(1.2%)	(5.4%)

(1) Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
(2) Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2024, 2025 and 2026 and 25% for 2022 and 2023.
(3) Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

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SUPPLEMENTAL INFORMATION

40 SIGNIFICANT OPPORTUNITIES FOR HYSTER-YALE Achieve long-term targets, sustain performance, intensify cash flow focus WORKING CAPITAL % SALES(1) 0 2,000 4,000 6,000 2022 2023 2024 2025 Q1 2026 LTM* Future GDP++ ($M) 0% 5% 10% 15% 20% 25% 2022 2023 2024 2025 Q1 2026 LTM* Future 15% Target REVENUE *Q1 2026 LTM: Last Twelve Months as of 3/31/26. _____________________ Note: 2022 results negatively impacted by global supply chain disruptions (1) See reconciliations of adjusted results to the most directly comparable GAAP measures in the Appendix starting on page 34. ADJUSTED OPERATING PROFIT MARGIN(1) ROTCE(1) (10%) 0% 10% 20% 30% 2022 2023 2024 2025 Q1 2026 LTM* Future Sustain at 20%+ (2%) 0% 2% 4% 6% 8% 2022 2023 2024 2025 Q1 2026 LTM* Future 7% Target ACHIEVE TARGETS • Modular, scalable products • Industry-specific solutions • Pricing agility & cost management • Optimized production & supply • Advanced technologies & services SUSTAIN PERFORMANCE • End markets grow with global consumption • Lead in high-value product automation • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base

41 0 20 40 60 80 2022 2023 2024 2025 Low Est. 2026 High Est. 2026 Lift Truck IT Systems Bolzoni CAPITAL EXPENDITURES R&D EXPENDITURES 2% 3% 4% 0 40 80 120 160 2022 2023 2024 2025 Est. 2026 Lift Truck Bolzoni Note: Internal estimates are as of 9/30/23 ($M) ($M) • ~35% of total HY revenues come from new products released in the past 5 years R&D % of Revenues • 2025 capital expenditures of $63M • 2026 total estimated capital expenditures ranges from $55- $70M • Wide range due to global economic uncertainty and its impact on HY’s business results Range DISCIPLINED CAPITAL AND R&D EXPENDITURES

42 REVENUE DIVERSIFICATION Full-line global lift truck manufacturer serving a broad group of end markets Large installed lift truck base drives parts sales ~ 1,006K units @ 12/31/25 2025 LIFT TRUCK SALES BY PRODUCT 2025 RETAIL LIFT TRUCK UNIT REVENUE BY END MARKET(2) 2025 LIFT TRUCK DISTRIBUTION CHANNEL MIX Independent Dealers 68%32% Major Accounts ICE(1) 42% Electric Units 32% _____________________ (1) Includes Big Truck sales that represent 11% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit revenue by industry. 9% Service, Rental & Other Aftermarket 17% 29% Retail & Durable Goods 23% Food & Beverage 25% Logistics Industrials 23%

43 INDUSTRY & HY LIFT TRUCK REVENUE Diversified across regions and product classes *Note: Class 1, 2, 3 – Electric; Class 4, 5 – ICE (Internal Combustion Engine) HY revenue mix weighted toward the Americas HY revenue mix weighted toward higher-value Class 4 & 5 units Industry Unit Revenue by Region EMEA 30% Americas 29% China 22% _____________________ Source: Internal Company estimates through 12/31/2025 Estimated Industry Revenue Mix19% Asia-Pacific/ Japan HY Unit Revenue by Region Americas 77% EMEA 16% ______________________ Source: Company: FY 2025 Unit Revenue Note: Units sold direct by SN JV are not included 5% Asia-Pacific/ Japan China 2% Class 1* 26% Class 2* 11% Class 4* 14% Class 5* 43% HY Unit Revenue by Class ____________________ Source: Company: FY 2025 Unit Revenues 6% Class 3* Class 1* 26% Class 2* 12% Class 3* 10% Class 5* 49% ____________________________ Source: Internal Company estimates through 12/31/2025 Estimated Industry Revenue Mix Industry Unit Revenue by Class Class 4* 3%

44 HY DEALER DATA As of March 31, 2026 Dealers Hyster® Yale® Dual Brand Maximal* Total Owners Locations Owners Locations Owners Locations Owners Locations Owners Locations Americas 9 79 11 59 30 274 16 16 66 428 EMEA 50 117 36 73 22 35 15 27 123 252 JAPIC 45 91 9 26 5 32 8 21 77 170 Total 104 287 56 158 57 341 39 64 266 850 *Maximal totals include all brands sold by dealers